UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) August 28, 2002





                          MIDWEST GRAIN PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)





           KANSAS                    0-17196                48-0531200
(State or other jurisdiction of   (Commission  (IRS Employer Identification No.)
      incorporation)              File Number)

                                1300 Main Street
                                     Box 130
                             Atchison, Kansas 66002
               (Address of principal executive offices) (Zip Code)


                                 (913) 367-1480
              (Registrant's telephone number, including area code)

Item 7. Financial Statement and Exhibits.

        Exhibits:

        99.1 August 28, 2002- Press Release

Item 9. Regulation FD Disclosure.

        Attached as Exhibit 99.1 and incorporated into this Item 9 by reference, is a press release which was issued on August 28, 2002 by Midwest Grain Products, Inc., announcing that a proposal to change the Company's name to MGP Ingredients, Inc., effective October 10, 2002, has been approved by the Company's preferred stockholders.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MIDWEST GRAIN PRODUCTS, INC.



Date: August 28, 2002                      By:/s/ Laidacker M. Seaberg
                                           Laidacker M. Seaberg
                                           President and Chief Executive Officer